AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT
                            Dated as of May 16, 1997

WHEREAS, The Lamaur Corporation, a Delaware corporation formerly known as Electronic Hair Styling, Inc. (the "Borrower"), and Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), previously executed and delivered that certain Credit and Security Agreement dated as of November 16, 1995, as amended by First Amendment to Credit Agreement dated as of March 15, 1996, as amended by Second Amendment to Credit Agreement dated as of August 30, 1996, as amended by Amendment Agreement dated October 18, 1996, and as amended by Third Amendment to Credit Agreement dated as of January 30, 1997 (collectively, and as so amended, the "Original Credit Agreement"), pursuant to which Lender agreed, among other things, to extend a $14,000,000 working capital line of credit (the "Original Revolving Credit Facility"), a $2,300,000 term loan (the "Original Term Loan") and a $3,700,000 real estate loan (the "Original Real Estate Loan") to the Borrower; and

WHEREAS, in connection with the Original Credit Agreement, the following related documents and agreements were executed and delivered, each of which is dated November 16, 1995: (i) that certain Patent Mortgage granted by the Borrower in favor of the Lender (the "Original Patent Mortgage"); (ii) that certain Trademark Mortgage granted by the Borrower in favor of the Lender (the "Original Trademark Mortgage"); (iii) that certain Collateral Account Agreement by and among Norwest Bank Minnesota, National Association ("Norwest"), the Borrower and the Lender (the "Original Collateral Account Agreement"); (iv) that certain Agreement as to Lockbox Service by and among the Borrower, the Lender and Norwest (the "Original Lockbox Agreement"); (v) that certain Management Support Agreement by and among the Borrower, the Lender and Don Hoff (the "Hoff Support Agreement"); and (vi) that certain Management Support Agreement by and among the Borrower, the Lender and Dominic LaRosa (the "LaRosa Support Agreement") (the Original Patent Mortgage, the Original Trademark Mortgage, the Original Collateral Account Agreement, the Original Lockbox Agreement, the Hoff Support Agreement and the LaRosa Support Agreement are hereinafter referred to collectively as the "Original Loan Documents"); and

WHEREAS, the Lender and the Borrower desire to amend and restate the Original Credit Agreement and to amend the Original Loan Documents as hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend and restate the Original Credit Agreement as follows:

                                   ARTICLE I.

                                   Definitions

Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

          (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles.

"Accounts" means the aggregate unpaid obligations of customers and other account debtors to the Borrower arising out of the sale or lease of goods or rendition of services by the Borrower on an open account or deferred payment basis.

"Acquisition Documents" has the meaning specified in Section 5.16 hereof.

     "Advance" means an advance to the Borrower by the Lender under the Credit Facility.

"Affiliate" or "Affiliates" means any Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, neither Seller nor any individual director or executive officer of the Borrower shall be deemed an Affiliate of the Borrower unless they "control" the Borrower (as defined above) without the need for voting by any other Person and without being subject to direction by any other Person.

"Agreement" means this Amended and Restated Credit and Security Agreement.

"Availability" means the Borrowing Base minus the outstanding balance under the Revolving Note, minus the L/C Amount.

"Banking Day" means a day other than a Saturday, a Sunday or any other day on which banks are generally not open for business in Minneapolis, Minnesota.

"Base Rate" means the rate of interest publicly announced from time to time by Norwest Bank Minnesota, National Association as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by such bank.

"Book Net Worth" means, as of the date of determination, Total Assets minus Indebtedness, as determined in accordance with generally accepted accounting principles, consistently applied.

     "Borrowing Base" means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of

         (a)      the Commitment, or

         (b)      the sum of

                  (i)      80% of Eligible Accounts, plus

                  (ii) the lesser of (A) the sum of (1) 60% of Eligible Finished Goods Inventory, plus (2) 50% of Eligible Raw Materials Inventory, plus (3) the lesser of (I) 35% of Eligible Carton Inventory or (II) $200,000, or (B) $7,500,000.

"Capital Expenditures" means, for any specified term, the aggregate of all gross expenditures during such period for the purchase or construction of fixed assets, or for improvements, replacements, substitutions or additions therefor or thereto, which are required to be capitalized on the balance sheet, including the balance sheet amount of any lease obligations incurred during such period.

"Collateral" means all of the Equipment, General Intangibles, Inventory and Receivables, patents, patent rights, trademarks and copyrights, together with all substitutions and replacements for and products of any of the foregoing Collateral and together with proceeds of any and all of the foregoing Collateral and, in the case of all tangible Collateral, together with all accessions and together with (i) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any such goods, and (ii) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

"Collateral Account" has the meaning specified in Section 6.10(b) hereof.

"Commitment" means $20,000,000.

"Credit Facility" means the credit facility being made available to the Borrower by the Lender pursuant to Article II hereof.

"Debt Service" means, for any specified period, (i) Total Current Interest, plus
(ii) scheduled principal amortization of all Indebtedness (other than the amortization of the $3,000,000 made by Seller with the Borrower pursuant to the Acquisition Documents).

     "Debt Service Coverage Ratio" means Funds From Operations divided by Debt Service.
"Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

"Default Rate" means at any time two percent (2.0%) over the Revolving Loan Floating Rate or the Term Loan Floating Rate, as the case may be, which Default Rate shall change when and as the Revolving Loan Floating Rate or the Term Loan Floating Rate, as the case may be, changes.

"Eligible Accounts" means all unpaid Accounts, net of any credits (including without limitation any reserves for promotional credits and reserves for accrued credits due to Seller in accordance with the Manufacturing Agreement) except the following shall not in any event be deemed Eligible Accounts:

               (1) That portion of Accounts 30 or more days past the stated due date, or in any event, 120 or more days past the invoice date;

               (2) That portion of Accounts that are disputed or subject to a claim of offset or a contra account;

               (3) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer;

               (4) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government with respect to which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority security interest and (B) such Account may be enforced by the Lender directly against such unit of government under all applicable laws);

               (5) Accounts owed by an account debtor located outside the United States which are not backed by a bank letter of credit assigned to the Lender, in the possession of the Lender and acceptable to the Lender in all respects, in its sole discretion;

               (6) Accounts owed by an account debtor that is the subject of bankruptcy proceedings or has gone out of business;

               (7) Accounts owed by a shareholder, subsidiary, Affiliate, officer or employee of the Borrower;

               (8) Accounts owed by Seller, except that, subject to the Lender's discretion to declare such Accounts ineligible pursuant to subsection
          (13) below, Accounts owed by the Seller shall be deemed Eligible Accounts if they are not otherwise ineligible under any other subsection of this definition and if and to the extent the aggregate amount of the Accounts owed by Seller to the Borrower exceeds the amount the Borrower owes to the Seller, as evidenced by the most currently dated No Offset Agreement executed and delivered by Seller in substantially the form attached hereto as Exhibit G;

               (9) Accounts not subject to a duly perfected security interest in favor of the Lender or which are subject to any lien, security interest or claim in favor of any Person other than the Lender;

               (10) That portion of Accounts that have been restructured, extended, amended or modified;

               (11) That portion of Accounts that constitutes finance charges, service charges or sales or excise taxes;

               (12) Accounts owed by an account debtor, regardless of whether otherwise eligible, if 10% or more of the total amount due under Accounts from such debtor is ineligible under clauses or (1), (2) or
          (9) above; and

               (13) Accounts, or portions thereof, otherwise deemed ineligible by the Lender in its reasonable discretion.

"Eligible Carton Inventory" means all inventory of the Borrower, at the lower of costs or market value as determined in accordance with generally accepted accounting principles, consisting of customary folding and shipping cartons, excluding Ineligible Inventory.

"Eligible Equipment" means all of the Borrower's unencumbered machinery and equipment which is contained in the equipment appraisal described in Section 4.1(n) hereof, but specifically excluding the Borrower's furniture, fixtures, building improvements, computer equipment and software, and such other machinery and equipment as the Lender may, in its sole discretion, deem ineligible.

"Eligible Finished Goods Inventory" means all finished goods inventory of the Borrower, at the lower of cost or market value as determined in accordance with generally accepted accounting principles, excluding Ineligible Inventory.

"Eligible Raw Materials Inventory" means all raw materials inventory of the Borrower, at the lower of cost or market value as determined in accordance with generally accepted accounting principles, consisting of chemicals and/or color materials, excluding Ineligible Inventory.

"Environmental Laws" has the meaning specified in Section 5.12 hereof.

"Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"Event of Default, has the meaning specified in Section 8.1 hereof.

"Funds From Operations"  means, for any specified period,  (i) Net Income,  plus
(ii) depreciation, plus (iii) amortization, plus (iv) Total Current Interest.

"General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use the Borrower's name, and the goodwill of the Borrower's business.

"Indebtedness" means, as of the date of determination, collectively, (i) all items which, in accordance with generally accepted accounting principles, would be included on the liabilities side of a balance sheet dated the date as of which Indebtedness is to be determined, excluding capital stock, surplus capital and retained earnings, (ii) all indebtedness secured by any mortgage, pledge, security interest or lien existing on property owned subject to such mortgage, pledge, security interest or lien whether or not the indebtedness secured thereby shall have been assumed, (iii) all amounts representing the capitalization of rentals in accordance with generally accepted accounting principles, and (iv) all guaranties, endorsements and other contingent obligations.


"Ineligible Inventory" means any and all of the following:

                    (1) Inventory that is: in-transit;  located at any warehouse or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment to or from any other person or subject to any bailment;

                    (2) Supplies, packaging or parts inventory, including, without limitation, all inventory consisting of fragrance, cans, bottles, caps, labels, miscellaneous packaging, valves, pumps and pads;

                    (3) Work-in-process inventory;

                    (4) Inventory that is damaged, obsolete or not currently saleable in the normal course of the Borrower's operations;

                    (5) Inventory that the Borrower has returned,  has attempted to return, is in the process of returning or intends to return to the vendor thereof;

                    (6) Inventory that is subject to a security interest in favor of any Person other than the Lender;

                    (7) Inventory  otherwise deemed  ineligible by the Lender in its reasonable discretion; and

                    (8) Inventory produced or manufactured by the Borrower pursuant to a contract with any Person, if the Lender (a) has not received a valid assignment of the Borrower's right to sell such inventory or (b) is otherwise precluded from selling such inventory.

"Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

"L/C Amount" means the sum of (i) the face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

"L/C Application" means an application and agreement for letters of credit in Lender's then-current standard form.

"Letter of Credit" has the meaning specified in Section 2.15 hereof.

"Leverage Ratio" means (i) Indebtedness minus Subordinated Indebtedness, divided by (ii) Book Net Worth plus Subordinated Indebtedness.
"Loan Documents" means this Agreement, the Note and the Security Documents.

"Lockbox" has the meaning specified in the Lockbox Agreement.

"Lockbox Agreement" means the Original Lockbox Agreement, as amended.

"Management Support Agreements" shall mean the management support agreements dated as of November 16, 1995 executed by Dominic LaRosa and Donald Hoff in favor of the Lender, as amended hereby and as the same may be amended from time to time hereafter.

"Manufacturing Agreement" means that certain Manufacturing Agreement dated November 16, 1995 by and between the Seller and the Borrower.

"Mortgage" means the Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Financing Statement dated November 16, 1995 executed by the Borrower in favor of the Lender, as modified and amended by the Mortgage Modification Agreement and as the same may be modified and amended hereafter, granting to the Lender a first lien on the Real Estate.

"Mortgage Modification Agreement" means the Mortgage Modification Agreement of even date herewith by and between the Borrower and the Lender.

"Net Income" means for any specified period, the Borrower's net after-tax income from operations, excluding extraordinary gains and losses, as determined in accordance with generally accepted accounting principles, consistently applied.

"Note" means, collectively, the Revolving Note, the Term Note and the Real Estate Note.

"Obligation of Reimbursement" has the meaning specified in Section 2.16 hereof.

"Obligations" has the meaning specified in Section 3.1 hereof.

"Patent Mortgage" means the Patent Mortgage dated November 16, 1995 executed by the Borrower in favor of the Lender, as amended hereby and as the same may be amended from time to time hereafter, granting to the Lender a lien upon all patents and patent rights of the Borrower.

"Person" means any individual, corporation, bank or other financial institution, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"Plan" means an employee benefit plan or other plan maintained for employees of the Borrower and covered by Title IV of ERISA.

"Premises" means all premises where the Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in Exhibit E attached hereto; provided, however, that the Borrower's sales offices shall be excluded from the definition of "Premises" if the aggregate book value of the Inventory and Equipment located at such sales offices is less than $50,000.

"Real Estate" means the real property and appurtenances, located at 5601 East River Road, Fridley, Minnesota 55440, and legally described on Exhibit A attached to the Mortgage.

"Real Estate Documents" means (i) the Title Policy; (ii) written evidence of payment of all real estate taxes relating to the Real Estate presently due and payable; (iii) an appraisal of the Real Estate acceptable to the Lender reflecting a fair market value of the Real Estate of at least $7,725,000, together with such documents as may be necessary to permit the Lender to rely thereon; (iv) the land survey of the Real Estate, certified to the Lender as of October 31, 1995, prepared by Raymond A. Prasch, together with an Affidavit by the Borrower stating that there have been no material changes to the Real Estate after the date of such survey, in form and substance satisfactory to the Lender and the issuer of the Title Policy; (v) a flood plain letter issued by an appropriate governmental office evidencing that the Real Estate is not located in a flood plain; and (vi) a zoning letter issued by the City of Fridley evidencing that the Borrower's use of the Real Estate is in compliance with all applicable zoning ordinances or that any non-compliance constitutes a legal non-conforming use.

"Real Estate Note" means the Amended and Restated Real Estate Note of the Borrower payable to the order of the Lender in substantially the form attached hereto as Exhibit A-3.

"Receivables" means each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

"Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

"Revolving Loan Floating Rate" means an annual rate equal to the sum of the Base Rate plus one-half of one percent (0.50%), which Revolving Loan Floating Rate shall change when and as the Base Rate changes.

"Revolving Note" means the Amended and Restated Revolving Note of the Borrower payable to the order of the Lender in substantially the form attached hereto as Exhibit A-1.

"Security Documents" means, collectively, the Collateral Account Agreement, the Lockbox Agreement, the Mortgage, the Patent Mortgage, the Trademark Mortgage, the Landlord's Disclaimer and Consent, the Subordination Agreement and the Management Support Agreements, each as defined herein or described in Section
4.1 hereof.

"Security Interest" has the meaning specified in Section 3.1 hereof.

"Seller" means DowBrands Inc., a Delaware corporation.

"Seller's Prepayment" means the prepayment made by Seller to the Borrower in the amount of $3,000,000 pursuant to Section 4 of the Manufacturing Agreement.

"Special Account" means a specified cash collateral account maintained by the Lender in connection with Letters of Credit, as contemplated by Sections
2.17 and 3.1a. hereof.
"Subordinated Indebtedness" means all Indebtedness of the Borrower which is now or may hereafter be subordinated to the Indebtedness of the Borrower to the Lender.

"Subordination Agreement" means the Subordination Agreement dated November 16, 1995 executed by the Seller and acknowledged by the Borrower in favor of the Lender.

"Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

"Term Loan Floating Rate" means an annual rate equal to the sum of the Base Rate plus three-quarters of one percent (0.75%) which Term Loan Floating Rate shall change when and as the Base Rate changes.

"Term Note" means the Amended and Restated Term Note of the Borrower payable to the order of the Lender in substantially the form attached hereto as Exhibit A-2.

"Termination Date" means November 15, 2000.

"Title Policy" means a mortgagee's title insurance policy issued by a title insurance company acceptable to the Lender in an amount equal to $7,000,000 insuring the Mortgage as a first lien on a good and marketable fee simple title to the Real Estate, subject only to "Permitted Encumbrances" (as that term is defined in the Mortgage) and without limiting the generality of the foregoing insuring the Mortgage against claims for mechanics' liens, rights of parties in possession; including special assessment searches, UCC searches, judgment searches and all other customary searches; together with a 3.1 zoning endorsement, a comprehensive endorsement, a variable rate endorsement and all other endorsements required by the Lender.

"Total Current Interest" means, for any specified period, all interest accrued within such period on all Indebtedness.

"Trademark Mortgage" means the Trademark Mortgage dated November 16, 1995 executed by the Borrower in favor of the Lender, as amended hereby and as the same may be amended from time to time hereafter, granting to the Lender a lien upon all trademarks and trademark rights of the Borrower.

"UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.12 hereof as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                                   ARTICLE II.

             Amount and Terms of the Credit Facility, the Term Loan
                            and the Real Estate Loan

Section 2.1 Advances. The Lender agrees, on the terms and subject to the conditions herein set forth, to make Advances to the Borrower from time to time during the period from the date hereof to and including the Termination Date, or the earlier date of termination in whole of the Credit Facility pursuant to Sections 2.6 or 8.2 hereof, in an aggregate amount at any time outstanding not to exceed the Borrowing Base less the L/C Amount, which advances shall be secured by the Collateral as provided in Article III hereof. The Credit Facility should be a revolving facility and it is contemplated that the Borrower will request advances, make prepayments and request additional Advances. The Borrower agrees to comply with the following procedures in requesting Advances under this
Section 2.1:

         (a) Borrower will not request any Advance under this Section 2.1, if, after giving effect to such requested Advance, the sum of the outstanding and unpaid Advances under this Section 2.1 or otherwise would exceed the Borrowing Base less the L/C Amount

         (b) Each request for an Advance under this Section 2.1 shall be made to the Lender prior to 11:00 a.m. (Minneapolis time) of the day of the requested Advance by the Borrower. Each request for an Advance may be made in writing or by telephone, specifying the date of the requested Advance and the amount thereof, and shall be by (i) any officer of the Borrower; or (ii) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (iii) any person reasonably believed by the Lender to be an officer of the Borrower or such a designated agent.

         (c) Upon fulfillment of the applicable conditions set forth in Article IV hereof, the Lender shall disburse loan proceeds by crediting the same to the Borrower's demand deposit account maintained with Norwest Bank Minnesota, National Association, unless the Lender and the Borrower shall agree in writing to another manner of disbursement. Upon request of the Lender, the Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrower shall be obligated to repay all Advances under this Section 2.1 notwithstanding the failure of the Lender to receive such confirmation and notwithstanding the fact that the person requesting the same was not in fact authorized to do so. Any request for an Advance under this
         Section 2.1, whether written or telephonic, shall be deemed to be a representation by the Borrower that (i) the condition set forth in
         Section 2.1(a) hereof has been met, and (ii) the conditions set forth in Section 4.2 hereof have been met as of the time of the request.

Section 2.2 Term Loan. Pursuant to the Original Credit Agreement, the Lender made the Original Term Loan. As of the date hereof, the outstanding balance of the Original Term Loan is $1,648,333.39. The Lender hereby agrees to make a term loan in the original principal amount equal to (I) the lesser of (a) 85% of the appraised value of its Eligible Equipment, or (b) $2,300,000, minus (II) the outstanding balance as of the date hereof of the Original Term Loan. The amount of the term loan described in the immediately preceding sentence, together with the outstanding balance as of the date hereof of the Original Term Loan is referred to herein as the "Term Loan". The Term Loan shall be secured by the Collateral and by the Real Estate as provided in Article III hereof and pursuant to the Mortgage. Upon fulfillment of the applicable conditions set forth in
Article IV hereof, the Lender shall disburse loan proceeds by crediting the same to the Borrower's demand deposit account specified in Section 2.1(b) hereof unless the Lender and the Borrower shall agree in writing to another manner of disbursement.

Section 2.3 Real Estate Loan.  Pursuant to the Original  Credit  Agreement,  the
Lender  made  the  Original  Real  Estate  Loan.  As of  the  date  hereof,  the outstanding balance of the Original Real Estate Loan is $2,651,649.61. The Lender hereby agrees to make a real estate term loan in the original principal amount equal to $4,700,000 less the outstanding balance as of the date hereof of the Original Real Estate Loan. The amount of the real estate term loan described in the immediately preceding sentence, together with the outstanding balance as of the date hereof of the Original Real Estate Loan is referred to herein as the "Real Estate Loan". The Real Estate Loan shall be secured by the Collateral and by the Real Estate, as provided in Article III hereof and pursuant to the Mortgage. Upon fulfillment of the applicable conditions set forth in Article IV hereof, the Lender shall disburse loan proceeds by crediting the same to the Borrower's demand deposit account specified in Section 2.1(b) hereof unless the Lender and the Borrower shall agree in writing to another manner of disbursement.

Section 2.4  Notes.

         (a) All Advances made by the Lender under Section 2.1 shall be evidenced by and repayable with interest in accordance with the Revolving Note. The principal of the Revolving Note shall be payable as provided herein and on the earlier of the Termination Date or acceleration by the Lender pursuant to Section 8.2 hereof, and shall bear interest as provided herein.

         (b) The Term Loan shall be evidenced by and repayable with interest in accordance with the Term Note. The principal of the Term Note shall be payable in forty-two (42) equal monthly installments of $38,333.33 each, commencing on June 1, 1997 and continuing on the first day of each calendar month thereafter through and including on November 1, 2000 and in one (1) installment on November 15, 2000 in an amount equal to the then remaining unpaid principal balance thereof. The principal of the Term Note shall also be payable earlier upon acceleration by the Lender pursuant to Section 8.2 hereof. The principal of the Term Note shall bear interest as provided herein.

         (c) The Real Estate Loan shall be evidenced by and repayable with interest in accordance with the Real Estate Note. The principal of the Real Estate Note shall be payable in forty-two (42) equal monthly installments of $78,333.33 each commencing on June 1, 1997 and continuing on the first day of each calendar month thereafter through and including on November 1, 2000 and in one (1) installment on November 15, 2000 in an amount equal to the then remaining unpaid principal balance thereof. The principal of the Real Estate Note shall also be payable earlier upon acceleration by the Lender pursuant to
         Section 8.2 hereof. The principal of the real Estate Note shall bear interest as provided herein.

Section 2.5  Interest.

         (a) The principal of the Advances outstanding from time to time during any month shall bear interest (computed on the basis of actual days elapsed in a 360-day year) at the Revolving Loan Floating Rate; provided, however, that from the first day of any month during which any Default or Event of Default occurs or exists at any time, in the Lender's discretion and without waiving any of its other rights and remedies, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate; and provided, further, that in any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Interest accruing on the principal balance of the Advances outstanding from time to time shall be payable on the last day of each month and on the Termination Date or earlier demand therefor pursuant to Section 8.2(b) hereof or prepayment in full.

         (b) The principal of the Term Loan outstanding from time to time during any month shall bear interest (computed on the basis of actual days elapsed in a 360-day year) at the Term Loan Floating Rate; provided, however, that from the first day of any month during which any Default or Event of Default occurs or exists at any time, in the Lender's discretion and without waiving any of its other rights and remedies, the principal of the Term Loan outstanding from time to time shall bear interest at the Default Rate; and provided, further, that in any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Interest accruing on the principal balance of the Term Loan outstanding from time to time shall be payable on the first day of each month and on the Termination Date or earlier demand therefor pursuant to Section 8.2(b) hereof or prepayment in full.

         (c) The principal of the Real Estate Loan outstanding from time to time during any month shall bear interest (computed on the basis of actual days elapsed in a 360-day year) at the Term Loan Floating Rate; provided, however, that from the first day of any month during which any Default or Event of Default occurs or exists at any time, in the Lender's discretion and without waiving any of its other rights and remedies, the principal of the Real Estate Loan outstanding from time to time shall bear interest at the Default Rate; and provided, further, that in any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Interest accruing on the principal balance of the Real Estate Loan outstanding from time to time shall be payable on the first day of each month and on the Termination Date or earlier demand therefor pursuant to Section 8.2(b) hereof or prepayment in full.

         (d) If any Person shall acquire a participation in Advances under this Agreement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under Sections 2.5(a), (b) and/or (c) hereof, along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Revolving Loan Floating Rate or the Term Loan Floating Rate, as the case may be, or otherwise elects to accept less than its pro-rata share of such fees, charges and other amounts due under this Agreement.

         (e)  Notwithstanding  the interest payable pursuant to Sections 2.5(a),
         (b) and (c) hereof, the Borrower shall be liable to the Lender for interest hereunder of not less than $900,000 for each full calendar year, and a pro-rated portion of such amount for any partial calendar year, during the term of this Agreement (such amount, the "Minimum Interest Charge"), and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Sections 2.5(a), (b), and (c) hereof for each such calendar year on the day immediately succeeding the last day of each such calendar year.

Section 2.6 Voluntary Prepayment; Termination of Agreement by Borrower; Permanent Reduction of Commitment.

         (a) The Borrower may terminate this Agreement at any time and, subject to payment and performance of all the Borrower's obligations to the Lender, may obtain any release or termination of the Security Interest and/or the Mortgage to which the Borrower is otherwise entitled by law by (i) giving at least 30 days' prior written notice to the Lender of the Borrower's intention to terminate this Agreement; and (ii) paying the Lender a prepayment fee under Sections 2.6(d) or (e) below, if applicable.

         (b) The Borrower may, in its discretion, prepay the Revolving Note, the Term Loan or the Real Estate Loan in whole at any time or from time to time in part, upon payment of the prepayment premium, if applicable, provided for in subsection (d) or (e) below and otherwise without premium or penalty.

         (c) If the Revolving Note, the Term Loan or the Real Estate Loan are prepaid in whole or in part, from the proceeds of a refinancing with another party (other than the Lender or an affiliate of the Lender) or from any source other than (i) cash flow of the Borrower or (ii) an offering of the Borrower's common stock or (iii) insurance proceeds or
         (iv) any payment received from Seller pursuant to any claim made by Borrower against Seller pursuant to the Acquisition Documents, then the Revolving Note, the Term Note and the Real Estate Note shall, at the option of the Lender, be subject to mandatory prepayment in full.

         (d) If the Revolving Note is prepaid in whole or in part from the proceeds of a refinancing with another party (other than the Lender or an affiliate of the Lender) or from any source other than (i) the cash flow of the Borrower, or (ii) insurance proceeds, or (iii) any payment made by Seller pursuant to a claim made by Borrower against Seller pursuant to the Acquisition Documents, then the Borrower shall pay to the Lender a prepayment premium equal to one percent (1.0%) of the Commitment, if the Credit Facility is terminated in conjunction therewith by either the Borrower or the Lender.

         (e) If the Term Note or the Real Estate Note or both is or are prepaid in whole or in part from the proceeds of a refinancing with another party (other than the Lender or an affiliate of the Lender) or from any source other than (i) cash flow of the Borrower, or (ii) insurance proceeds, or (iii) any payment made by Seller pursuant to a claim made by Borrower against Seller pursuant to the Acquisition Documents, then the Borrower shall pay a prepayment premium to the Lender equal to one percent (1.0%) of the amount prepaid.

         (f) Without limiting the foregoing, if (i) the Revolving Note is prepaid in full (other than from the proceeds of a refinancing with the Lender or an affiliate of the Lender) and the Credit Facility is terminated before November 15, 1998, or (ii) the Revolving Note is prepaid in full before November 15, 1998 from the proceeds of a refinancing with the Lender or an affiliate of the Lender and the loan(s) relating to such refinancing is/are prepaid in whole before November 15, 1998, the Borrower shall pay to the Lender, in addition to any prepayment fee otherwise payable under this Section 2.6, a prepayment fee in the amount of $80,000, payable at the time of the applicable prepayment.

Section 2.7 Mandatory Prepayment. Without notice or demand, if the sum of the outstanding principal balance of the Advances shall at any time exceed the Borrowing Base, the Borrower shall immediately prepay the Advances to the extent necessary to reduce the sum of the outstanding principal balance of the Advances to the Borrowing Base. Any payment received by the Lender under this Section 2.7 or under Section 2.6, which is not designated as a partial prepayment of the Term Loan or the Real Estate Loan, may be applied to the Advances, including interest thereon and any fees, commissions, costs and expenses hereunder and under the Security Documents, in such order and in such amounts as the Lender, in its discretion, may from time to time determine.

Section 2.8 Payment. All payments of principal and interest on the Advances, the Term Loan, the Real Estate Loan, the Obligation of Reimbursement, the commissions and fees hereunder and amounts required to be paid to the Lender for deposit in the Special Account shall be made to the Lender in immediately available funds. The Borrower hereby authorizes the Lender to charge against the Borrower's account with the Lender an amount equal to the Obligation of Reimbursement, principal, accrued interest, commissions and fees from time to time due and payable to the Lender hereunder and amounts required to be paid to the Lender for deposit in the Special Account and further authorizes the Lender, in its discretion, and without request by Borrower to make an Advance under the Credit Facility to the extent necessary to pay any such amounts and any fees, costs or expenses hereunder or under the Loan Documents.

Section 2.9 Payment on Non-Banking Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

Section 2.10 Use of Proceeds. The proceeds of Advances, the Term Loan and the Real Estate Loan shall be used by the Borrower for ordinary working capital purposes.

Section 2.11 Liability Records. Lender may maintain from time to time, at its discretion, liability records as to any and all Advances, the Term Loan, the Real Estate Loan and the Obligation of Reimbursement made or repaid in interest accrued or paid under this Agreement. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. On demand by the Lender, the Borrower will admit and certify in writing the exact principal balance that the Borrower then asserts to be outstanding to the Lender for Advances, the Term Loan, the Real Estate Loan, and all Obligations of Reimbursement under this Agreement. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless specific written notice of exception is given to the Lender by the Borrower within thirty days after its receipt by the Borrower.

Section 2.12 Setoff. The Borrower agrees that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to Borrower by the Lender, whether or not due, against any indebtedness owed to the Lender by the Borrower (for Advances, the Term Loan, the Real Estate Loan, any Obligations of Reimbursement or for any other transaction or event), whether or not due. In addition, each other Person holding a participating interest in any Advances, the Term Loan, the Real Estate Loan and/or any Letters of Credit made to or issued for the benefit of the Borrower by the Lender shall have the right to appropriate or setoff a deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

Section 2.13  Fees.

         (a) The Borrower hereby agrees to pay the Lender, on demand, audit fees at the Lender's then-current rate, for services rendered in connection with (i) up to three (3) annual audits or inspections by the Lender of any collateral or the operations or business of the Borrower, if no Default or Event of Default has occurred, or (ii) any and all such audits or inspections if a Default or Event of Default has occurred together, in all cases, with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

         (b) The Borrower hereby agrees to pay the Lender a commission with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of one and one-half percent (1.5%) of the available amount of such Letter of Credit (as it may be changed from time to time) from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms, payable monthly in arrears, and prorated for any part of a full calendar month in which such Letter of Credit remains outstanding. The Borrower further agrees to pay the Lender, on written demand, the administrative fees charged by the Lender in the ordinary course of business in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then-current rates published by the Lender for services rendered on behalf of customers of the Lender generally.

Section 2.14 Capital Adequacy. If the Lender shall determine that the adoption after the date hereof of any applicable law, rule or regulation regarding capital adequacy, or any change therein after the date hereof, any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender or its parent corporation with any guideline or request issued after the date hereof regarding capital adequacy (whether nor not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender's or the Lender's parent corporation's capital as a consequence of the Lender's obligations hereunder to a level below that which the Lender or its parent corporation could have achieved but for such adoption, change or compliance (taking into consideration the Lender's policies with respect to capital adequacy and those of the Lender's parent corporation) by an amount deemed to the Lender or its parent corporation to be material, then from time to time on demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender or its parent corporation for such reduction. Certificates of the Lender sent to the Borrower from time to time claiming compensation under this Section, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Lender hereunder shall be conclusive absent manifest error. In determining such amounts, the Lender or its parent corporation may use any reasonable averaging and attribution methods.

Section 2.15.  Issuance of Letters of Credit.

                  (a) The Lender may, in its sole discretion, issue one or more letters of credit for the account of the Borrower (each a "Letter of Credit") from time to time during the period from the date hereof until the Termination Date or until the Credit Facility is terminated pursuant to Section 8.2(a), whichever first occurs, in an aggregate amount at any time outstanding not to exceed the Borrowing Base less the sum of (i) all outstanding and unpaid Advances hereunder and (ii) the unpaid amount of the Obligation of Reimbursement. Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into between the Borrower and the Lender, completed in a manner satisfactory to the Lender. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but in the event of inconsistency between the terms of any such L/C Application and the terms hereof, the terms hereof shall control.

                  (b) The Borrower will not request the issuance of any Letter of Credit under this Section 2.15 if, after the issuance of such requested Letter of Credit, the sum of the face amounts of all issued and outstanding Letters of Credit would exceed the Borrowing Base less the sum of (i) all outstanding and unpaid Advances hereunder and (ii) the unpaid amount of the Obligation of Reimbursement.

                  (c) No Letter of Credit shall be issued with an expiry date later than the Termination Date in effect as of the date of issuance.

                  (d) Any request for the issuance of a Letter of Credit under this Section 2.15 shall be deemed to be a representation by the Borrower that (i) the condition set forth in Section 2.15(b), hereof has been met, and (ii) the statements set forth in Article V hereof are correct as of the time of the request.

Section 2.16. Payment of Amounts Drawn Under Letters of Credit. Draws under any Letter of Credit shall be reimbursed to the Lender in accordance with the applicable L/C Application and as follows:

                  (a) The Borrower hereby agrees to pay the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Lender may pay or incur relative to such draw, plus interest on all such amounts, accruing from the date such draft is honored through and including the date of payment by the Borrower at the interest rate then applicable to Advances hereunder, charges and expenses as set forth below (all such amounts are hereinafter referred to, collectively, as the "Obligation of Reimbursement").

                  (b) The Borrower hereby agrees to pay the Lender on demand interest on all amounts, charges and expenses payable by the Borrower to the Lender under this Section 2.16, accrued from the date any such draft, charge or expense is paid by the Lender until payment in full by the Borrower at the Default Rate.

                  If the Borrower fails to pay to the Lender promptly the amount of its Obligation of Reimbursement in accordance with the terms hereof and the L/C Application pursuant to which such Letter of Credit was issued, the Lender is hereby irrevocably authorized and directed, in its sole discretion, to make an Advance in an amount sufficient to discharge the Obligation of Reimbursement, including all interest accrued thereon but unpaid at the time of such Advance, and such Advance shall be evidenced by the Revolving Note and shall bear interest as provided therein.

Section 2.17 Special Account.  If the Credit Facility is terminated  pursuant to
Section 8.2(a), or the Credit Facility is otherwise terminated for any reason whatsoever, while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder. Amounts in the Special Account may be invested as Lender shall determine, including in certificates of deposit issued by Lender. Any interest and earnings on such amounts shall be credited to the Special Account. The Borrower shall not be responsible for any losses from the investment or use of funds in the Special Account. Amounts on deposit in the Special Account may be applied by the Lender at any time or from time to time to the Borrower's Obligation of Reimbursement, and shall not be subject to withdrawal by the Borrower so long as the Lender maintains a security interest therein; provided, however, that, upon the occurrence of any Event of Default, the Lender may apply such amounts to any of the Obligations in its sole discretion. The Lender agrees to transfer any balance in the Special Account to the Borrower at such time as the Lender is required to release its security interest in the Special Account under applicable law.

Section 2.18 Obligations Absolute. The obligations of the Borrower arising under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including (without limitation) the following circumstances:

                    (a) any lack of validity or  enforceability of any Letter of
               Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "Related Documents");

                    (b) any  amendment  or waiver of or any consent to departure from all or any of the Related Documents;

                    (c) the  existence  of any claim,  setoff,  defense or other right which the Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

                    (d) any statement or any other document  presented under any
               Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                    (e) payment by or on behalf of the Lender under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

                    (f) any other circumstance or happening whatsoever,  whether or not similar to any of the foregoing.

                                  ARTICLE III.

                                Security Interest

Section 3.1 Grant of Security Interest. The Borrower hereby assigns and grants to the Lender a security interest (collectively referred to as the "Security Interests") in the Collateral, as security for the payment and performance of each and every debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, the Obligation of Reimbursement and all indebtedness of the Borrower arising under this Agreement, any L/C Application completed by the Borrower or any other loan or credit agreement or guaranty between Borrower and Lender, whether now in effect or hereafter entered into; all such debts, liabilities and obligations are herein collectively referred to as the "Obligations").

Section 3.1a Security Interest in Special Account. The Borrower hereby pledges and grants to the Lender a security interest in all funds held in the Special Account from time to time and all proceeds thereof, as security for the payment of all present and future Obligations of Reimbursement and all other amounts due hereunder or under the Loan Documents.

Section 3.2 Notification of Account Debtors and Other Obligors. In addition to the rights of the Lender under Section 6.10 hereof, with respect to any and all rights to payment constituting Collateral the Lender may at any time (but only after the occurrence of an Event of Default) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after a Default or an Event of Default and after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name,
(a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as agent and attorney in fact of the Borrower, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive, open and dispose of the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

Section 3.3 Assignment of Insurance. As additional security for the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time (a) after the first 45 days following the accrual of a claim under any such policy, or (b) or after the occurrence of any Event of Default, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim (as appropriate), receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy; if no Event of Default has occurred, then the Borrower and the Lender shall jointly take such actions, during the first 45 days following the accrual of a claim under any such policy.

Section 3.4  Occupancy.

         (a) The Borrower hereby irrevocably grants to the Lender the right to take possession of the Premises at any time after the occurrence and during the continuance of an Event of Default.

         (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

         (c) The right of the Lender to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

         (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, in the event that the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

Section 3.5 License. The Borrower hereby grants to the Lender a nonexclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral following an Event of Default.

                                   ARTICLE IV.

                              Conditions of Lending

Section 4.1 Conditions Precedent to the Initial Advance, the Term Loan and the Real Estate Loan. The obligation of the Lender to make the initial Advance under the Credit Facility, the Term Loan and/or the Real Estate Loan shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                    (a) This  Agreement,  properly  executed  on  behalf  of the
               Borrower.

                    (b) The Revolving Note,  properly  executed on behalf of the
               Borrower.

                    (c) The  Term  Note,  properly  executed  on  behalf  of the
               Borrower.

                    (d) The Real Estate Note, properly executed on behalf of the
               Borrower.

                    (e) The Mortgage Modification  Agreement,  properly executed on behalf of the Borrower.

                    (f) The Real Estate Documents, all of which shall be in form and substance acceptable to the Lender.

                    (g) Current  searches of appropriate  filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against the Borrower, (ii) no financing statements have been filed and remain in effect against the Borrower, except those financing statements relating to liens permitted pursuant to Section 7.1 hereof and those financing statements filed by the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interests granted hereunder, to the extent the Security Interests are capable of being perfected by filing.

                    (h) A certificate of the Secretary or an Assistant Secretary of the Borrower, certifying as to (i) the resolutions of the directors and, if required, the shareholders of the Borrower, authorizing the execution, delivery and performance of this Agreement and the Security Documents, (ii) the articles of incorporation and bylaws of the Borrower, and (iii) the signatures of the officers or agents of the Borrower authorized to execute and deliver this Agreement, the Security Documents and other instruments, agreements and certificates, including Advance requests, on behalf of the Borrower.

                    (i) A current  certificate  issued by the Secretary of State of the state of the Borrower's incorporation, certifying that the Borrower is in compliance with all corporate organizational requirements of such state.

                    (j) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary unless failure to become duly licensed or qualified would not have a material adverse effect on the business of the Borrower.

                    (k) A certificate of an officer of the Borrower  confirming, in his personal capacity and to his actual knowledge, the representations and warranties set forth in Article V hereof.

                    (l) An opinion  or  opinions  of  counsel  to the  Borrower, addressed to the Lender.

                    (m) Certificates of the insurance required  hereunder,  with all hazard insurance containing a lender's loss payable endorsement in favor of the Lender and with all liability insurance naming the Lender as an additional insured.

                    (n) An appraisal  of the Eligible  Equipment of the Borrower prepared by an appraiser acceptable to the Lender reflecting a forced liquidation value of such Eligible Equipment of not less than $2,706,000 together with such documentation as may be necessary to permit the Lender to rely thereon.

                    (o) Payment of the fees due through the date of this Agreement under Section 2.13 hereof and pursuant to that certain letter agreement of even date herewith by and between the Borrower and the Lender, and expenses incurred by the Lender through such date and required to be paid by the Borrower under
               Section 9.7 hereof.

                    (p)  Such  other   documents  as  the  Lender  in  its  sole
               discretion may require.

                    (q) True  and  correct  copies  of any  security  agreements related to indebtedness listed on Exhibit C hereto.

Section 4.2 Conditions Precedent to All Advances, the Term Loan and the Real Estate Loan. The obligation of the Lender to make each Advance and to make the Term Loan and the Real Estate Loan shall be subject to the further conditions precedent that on such date:

         (a) the representations and warranties contained in Article V hereof are correct on and as of the date of such Advance, the Term Loan and/or the Real Estate Loan as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

         (b) no event has occurred and is continuing, or would result from such Advance, the Term Loan and/or the Real Estate Loan which constitutes a Default or an Event of Default.

                                   ARTICLE V.

                         Representations and Warranties

The Borrower represents and warrants to the Lender as follows:

Section 5.1 Corporate Existence and Power; Name; Chief Executive Office; Inventory and Equipment Locations. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary, unless failure to become duly licensed or qualified would not have a material adverse effect on the business of the Borrower. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its corporate existence, the Borrower has done business solely under the names set forth in Exhibit B hereto. The chief executive office and principal place of business of the Borrower is located at the address set forth in Exhibit B hereto, and all of the Borrower's records relating to its business or the Collateral are kept at one of the Premises. All Inventory and Equipment is located at that location or at one of the other locations set forth in Exhibit B hereto, other than Inventory and Equipment which is located at one of the sales offices of the Borrower which is not part of any of the Premises.

Section 5.2 Authorization of Borrowing; No Conflict as to Law or Agreements. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the stockholders of the Borrower, (b) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof, (c) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Articles of Incorporation or Bylaws of the Borrower, (d) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected, or (e) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interests) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

Section 5.3 Legal Agreements. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

Section 5.4 Subsidiaries and Affiliates. Except as set forth in Exhibit B attached hereto, the Borrower has no Subsidiaries or Affiliates.

Section 5.5 Financial Condition; No Adverse Change. The Borrower has heretofore furnished to the Lender audited financial statements of the Borrower for its fiscal year ended December 31, 1996, unaudited financial statements of the Borrower for the three-month period ended March 31, 1997, and certain financial projections, and such statements fairly present the financial condition of the Borrower on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles and such projections present a good faith opinion of the matters set forth therein. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

Section 5.6 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or, to its knowledge, any of its Affiliates or the properties of the Borrower or, to its knowledge, any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of the Borrower or any of its Affiliates.

Section 5.7 Regulation U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

Section 5.8 Taxes. The Borrower and, to its knowledge, its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and, to its knowledge, its Affiliates (except as provided in any of the Management Support Agreements) have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and, to its knowledge, its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

Section 5.9 Titles and Liens. The Borrower has good and marketable title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest balance sheet referred to in Section 5.5 hereof and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for (i) mortgages, security interests and liens permitted by Section 7.1 hereof, and
(ii) in the case of any such property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the business or operations of the Borrower as presently conducted. No financing statement naming the Borrower as debtor is on file in any office except to perfect only security interests permitted by Section 7.1 hereof.

Section 5.10 Plans. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrower nor any of its Affiliates maintains or has maintained any Plan. Neither the Borrower nor any Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrower nor any of its Affiliates has:

                    (a) Any accumulated funding deficiency within the meaning of
               ERISA; or

                    (b) Any  liability  or knows  of any  fact or  circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

Section 5.11 Default. The Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the financial condition, properties or operations of the Borrower.

Section 5.12 Environmental Protection. The Borrower has obtained all permits, licenses and other authorizations which are required under federal, state and local laws and regulations relating to emissions, discharges, releases of pollutants, contaminants, hazardous or toxic materials, or wastes into ambient air, surface water, ground water or land, or otherwise relating to the
manufacture,   processing,  distribution,  use,  treatment,  storage,  disposal, transport or handling of pollutants, contaminants or hazardous or toxic materials or wastes ("Environmental Laws") at the Borrower's facilities or in connection with the operation of its facilities. Except as previously disclosed to the Lender in writing, the Borrower and all activities of the Borrower at its facilities comply in all material respects with all Environmental Laws and with all terms and conditions of any required permits, licenses and authorizations applicable to the Borrower with respect thereto. Except as previously disclosed to the Lender in writing, the Borrower is also in compliance in all material respects with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in Environmental Laws or contained in any plan, order, decree, judgment or notice of which the Borrower is aware. Except as previously disclosed to the Lender in writing, the Borrower is not aware of, nor has the Borrower received notice of, any events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance with, or which may give rise to any liability under, any Environmental Laws.

Section 5.13 Submissions to Lender. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

Section 5.14 Financing Statements. The Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Security Interests and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

Section 5.15 Rights to Payment. Except as set forth in any notice delivered under Section 6.1(j), each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

Section 5.16 Acquisition Documents. The Asset Purchase Agreement by and among the Borrower and the Seller dated as of November 15, 1995 and all exhibits and schedules thereto (collectively, the "Acquisition Documents") copies of which have been delivered to the Lender, are true and correct and together comprise full and complete copies of all agreements among the parties thereto with respect to the transactions contemplated by such Acquisition Documents, and there are no oral agreements or understandings not contained therein relating to or modifying the substance thereof. The Acquisition Documents are in full force and effect and have not been further amended, terminated, rescinded or withdrawn, and no material provision has been waived by any party thereto.

Section 5.17  Solvency.

         (a) Immediately following the closing of the transactions contemplated hereby and by the Acquisition Documents, the fair saleable value of the Borrower as a going concern will exceed the amount that will be required to be paid in respect to the existing debts and other liabilities (including all contingent liabilities) of the Borrower as they mature.

         (b) The Borrower does not and will not have, immediately following the closing of the transactions contemplated hereunder, unreasonably small capital to carry out its business as conducted or as proposed to be conducted.

         (c) The Borrower does not intend to and does not believe that it will incur debts beyond its ability to pay such debts as they mature.

Section 5.18 Trademarks and Patents. Except as set forth on Exhibit F attached hereto, the Borrower does not own any interest in any copyrights, patents or trademarks that are registered under either Federal or State law.

                                   ARTICLE VI.

                      Affirmative Covenants of the Borrower

So long as the Note shall remain unpaid or the Credit Facility shall be outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

Section 6.1 Reporting Requirements. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

         (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, audited financial statements of the Borrower with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the balance sheet of the Borrower as at the end of such fiscal year and the related statements of income, retained earnings and cash flows of the Borrower for the fiscal year then ended, prepared, if the Lender so reasonably requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied, and shall contain footnote(s) stating that no Default or Event of Default existed as of the date of such financial statements and the Borrower is in compliance with the requirements set forth in Sections 6.12 through
         6.15 and Section 7.10 hereof, together with a certificate of the chief financial officer of the Borrower substantially in the form of Exhibit D hereto stating (i) that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied and (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

         (b) as soon as available and in any event within 20 days after the end of each month, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so reasonably requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with generally accepted accounting principles consistently applied, subject to year-end audit adjustments; and accompanied by a certificate of the chief financial officer of the Borrower, substantially in the form of Exhibit D hereto stating (i) that such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the requirements set forth in Sections 6.12 through 6.15 and Section
         7.10 hereof;

         (c)  within  15  days  after  the  end of  each  month,  agings  of the
         Borrower's   accounts  receivable  and  its  accounts  payable  and  an inventory certification report as at the end of such month;

         (d) within 15 days of the end of each month, a schedule of assigned receivables, a collection report and such other documents regarding the Borrower's accounts receivable and collections as the Lender may request, on forms provided by the Lender; provided, however, that if the Borrower's Availability becomes less than $5,000,000, such reports and schedules shall be provided to the Lender on a weekly basis; provided, further, that if the Borrower's Availability becomes less than $5,000,000 during any weekly reporting period, such reports and schedules shall thereafter be provided to the Lender on a daily basis;

         (e) at least 30 days before the beginning of each fiscal year of the Borrower, the projected balance sheets and income statements for each month of such year, each in reasonable detail, representing the good faith projections of the Borrower and certified by the Borrower's chief financial officer as representing in the good faith judgment of the Borrower the most reasonable projections available and identical to the projections used by the Borrower for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

         (f) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in
         Section 5.6 hereof or which seek a monetary recovery against the Borrower in excess of $50,000;

         (g) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

         (h) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the chief financial officer of the Borrower setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

         (i) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the chief financial officer of the Borrower setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

         (j) promptly upon obtaining knowledge thereof, notice of (i) any disputes or claims by customers of the Borrower which seek a monetary recovery against the Borrower in excess of $50,000; (ii) any goods returned to or recovered by the Borrower with an aggregate invoice price in excess of $50,000; and (iii) any change in the persons constituting the officers and directors of the Borrower;

         (k) promptly upon obtaining knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

(l) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

         (m) promptly after the sending or filing thereof, copies of all regular and periodic financial reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

         (n) promptly upon knowledge thereof, notice of the violation by the Borrower of any law, rule or regulation, the non-compliance with which could materially and adversely affect its business or its financial condition; and

         (o) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

Section 6.2 Books and Records; Inspection and Examination. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and the Real Estate and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with generally accepted accounting principles consistently applied and, upon request of the Lender, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the affairs of the Borrower with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, the Real Estate, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

Section 6.3 Account Verification. The Borrower will at any time and from time to time upon request of the Lender, and the Lender may, at any time in its sole discretion, send or make written or verbal requests for verification of accounts or notices of assignment to account debtors and other obligors.

Section 6.4 Compliance with Laws; Environmental Indemnity; Environmental Reports. The Borrower will (a) comply in all material respects with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition,
(b) comply in all material respects with all applicable Environmental Laws and obtain any permits, licenses or similar approvals required by any such Environmental Laws, and (c) use and keep the Collateral, and will require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance. The Borrower will indemnify, defend and hold the Lender harmless from and against any claims, loss or damage to which the Lender may be subjected as a result of any past, present or future existence, use, handling, storage, transportation or disposal of any hazardous waste or substance or toxic substance by the Borrower or on property owned, leased or controlled by the Borrower. This indemnification agreement shall survive the termination of this Agreement and payment of the indebtedness hereunder.

Section 6.5 Payment of Taxes and Other Claims. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interests, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

Section 6.6  Maintenance of Properties.

         (a) The Borrower will keep and maintain the Collateral, the Real Estate, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Lender, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

         (b) The Borrower will defend the Collateral and the Real Estate against all claims or demands of all persons (other than the Lender) claiming the Collateral or the Real Estate or any interest therein.

         (c) The Borrower will keep all Collateral, the Real Estate and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except the Security Interests and other security interests permitted by Section 7.1 hereof.

Section 6.7 Insurance. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times keep all tangible Collateral and the Real Estate insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the benefit of the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

Section 6.8 Preservation of Corporate Existence. The Borrower will preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

Section 6.9 Delivery of Instruments, etc. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

Section 6.10  Lockbox; Collateral Account.

         (a) The Borrower will irrevocably direct all present and future Account debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the Lockbox. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox and shall include the Lockbox address. All payments received in the Lockbox shall be processed to the Collateral Account.

         (b) The Borrower agrees to deposit in the Collateral Account or, at the Lender's option, to deliver to the Lender collections on Accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, which the Borrower may receive directly notwithstanding its direction to Account debtors and other obligors to make payments to the Lockbox, immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in the Collateral Account, all proceeds or collections of Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower. Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations. All such collections shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. Collected funds from the Collateral Account shall be transferred to the Lender's general account, and the Lender may deposit in its general account or in the Collateral Account any and all collections received by it directly from the Borrower. The Lender may commingle such funds with other property of the Lender or any other person. The Lender shall, after allowing 1 Banking Day, apply such funds to the payment of any and all Obligations
         (i) if no Default or Event of Default has occurred, first to the Revolving Credit Facility and second to the Term Loan and the Real Estate Loan in the order such payments are due, and (ii) if a Default or Event of Default has occurred, then in any order or manner of application satisfactory to the Lender. All items delivered to the Lender or deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, Norwest, the amount of that item, or Norwest at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

Section 6.11 Performance by the Lender. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10 hereof, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the performance or observance by the Lender of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the delegate of the Lender, acting alone, as the attorney in fact of the Borrower (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.11.

Section 6.12 Debt Service Coverage Ratio. The Borrower shall maintain (exclusive of any Subsidiaries or Affiliates unless the Lender specifically consents in writing to their inclusion in such calculation) a Debt Service Coverage Ratio of at least 1.1 to 1.0 for the twelve-month period ending December 31, 1997.

Section 6.13 Book Net Worth Plus Subordinated Indebtedness. The Borrower shall at all times maintain (exclusive of any Subsidiaries or Affiliates unless the Lender specifically consents in writing to their inclusion in such calculation) Book Net Worth plus Subordinated Indebtedness of at least the following, calculated monthly as of the following dates:

                                     Book Net Worth
         For the Month Ending        Plus Subordinated Indebtedness

         April 30, 1997              $27,920,000
         May 31, 1997                $27,890,000
         June 30, 1997               $28,350,000
         July 31, 1997               $28,120,000
         August 31, 1997             $28,490,000
         September 30, 1997          $29,050,000
         October 31, 1997            $29,020,000
         November 30, 1997           $29,590,000
         December 31, 1997           $30,050,000
         January 31, 1998            $28,520,000
         February 28, 1998           $28,090,000
         March 31, 1998              $28,250,000
         April 30, 1998              $27,720,000

Section 6.14 Leverage Ratio. The Borrower shall at all times maintain (exclusive of any Subsidiaries or Affiliates unless the Lender specifically consents in writing to their inclusion in such calculation) a Leverage Ratio of not greater than the following, calculated monthly as of the following dates:

         For the Month Ending                        Leverage Ratio

         April 30, 1997                              1.20 to 1.0
         May 31, 1997                                1.30 to 1.0
         June 30, 1997                               1.30 to 1.0
         July 31, 1997                               1.30 to 1.0
         August 31, 1997                             1.30 to 1.0
         September 30, 1997                          1.30 to 1.0
         October 31, 1997                            1.30 to 1.0
         November 30, 1997                           1.20 to 1.0
         December 31, 1997                           1.20 to 1.0
         January 31, 1998                            1.20 to 1.0
         February 28, 1998                           1.20 to 1.0
         March 31, 1998                              1.20 to 1.0
         April 30, 1998                              1.20 to 1.0

Section 6.15 Net Income. The Borrower will at all times maintain (exclusive of any Subsidiaries or Affiliates unless the Lender specifically consents in writing to their inclusion in such calculation) Net Income calculated monthly on a fiscal year-to-date basis of at least the following amounts for the following dates:

         For the Month Ending                                 Net Income

         April 30, 1997                                ($2,200,000)
         May 31, 1997                                  ($2,200,000)
         June 30, 1997                                 ($1,700,000)
         July 31, 1997                                 ($1,900,000)
         August 31, 1997                               ($1,500,000)
         September 30, 1997                              ($900,000)
         October 31, 1997                                ($900,000)
         November 30, 1997                               ($300,000)
         December 31, 1997                                $200,000
         January 31, 1998                              ($1,500,000)
         February 28, 1998                             ($1,900,000)
         March 31, 1998                                ($1,700,000)
         April 30, 1998                                ($2,200,000)

Section 6.16 Covenants for Subsequent Periods. Debt Service Coverage Ratios, Book Net Worth, Leverage Ratios and Net Income covenants, and any other covenants which the Lender may deem appropriate in the future based upon the financial condition or performance by the Borrower for the period commencing May 1, 1998 and thereafter shall be established by the Lender in its discretion, but in any event such covenants shall not be any less stringent than the covenants then in effect for April 30, 1998 pursuant to Sections 6.12, 6.13, 6.14 and 6.15 above.


                                  ARTICLE VII.

                               Negative Covenants

So long as the Note shall remain unpaid or the Credit Facility shall be outstanding, the Borrower agrees that, without the prior written consent of the
Lender:

Section 7.1 Liens. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of the foregoing:

         (a) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in Exhibit C hereto, securing indebtedness for borrowed money permitted under
         Section 7.2 hereof;

         (b)      the Security Interests; and

         (c) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower so long as the Borrower is in, and maintains, compliance with every other provision of this Agreement.

Section 7.2 Indebtedness. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                    (a) indebtedness arising hereunder;

                    (b) indebtedness of the Borrower in existence on the date hereof and listed in Exhibit C hereto; and

                    (c) indebtedness relating to liens permitted in accordance with Section 7.1(c) hereof.

Section 7.3 Guaranties. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                    (a)  the  endorsement  of  negotiable   instruments  by  the
               Borrower for deposit or collection or similar transactions in the ordinary course of business; and

                    (b) guaranties,  endorsements and other direct or contingent liabilities in connection with the obligations of other Persons in existence on the date hereof and listed in Exhibit C hereto.


Section 7.4  Investments and Subsidiaries.

         (a) The Borrower will not purchase or hold beneficially any stock or other securities or evidence of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

(1) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-l" or "A-2" by Standard & Poor's Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

(2) travel advances or loans to officers and employees of the Borrower not exceeding at any one time an aggregate of $50,000;

(3) advances in the form of progress payments, prepaid rent or security deposits;
(4) an operating account(s) provided the amount on deposit therein does not exceed $100,000 in the aggregate at any time; and

(5)  stock acquired in various companies pursuant to the Acquisition Documents.

         (b) The Borrower will not create or permit to exist any Subsidiary, other than any Subsidiary in existence on the date hereof and listed in Exhibit B hereto.

Section 7.5 Dividends. The Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower and dividends in the amounts and under the terms as permitted under the Subordination Agreement) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

Section 7.6 Sale or Transfer of Assets; Suspension of Business Operations. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

Section 7.7 Consolidation and Merger; Asset Acquisitions. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

Section 7.8 Sale and Leaseback. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

Section 7.9 Restrictions on Nature of Business. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

Section 7.10 Capital Expenditures. The Borrower will not expend or contract to expend Capital Expenditures more than $3,300,000 in the aggregate during its fiscal year ending December 31, 1997; provided, however, that no more than $1,400,000 of such Capital Expenditures may be financed by Advances.

Section 7.11 Accounting. The Borrower will not adopt any material change in accounting principles other than as required by generally accepted accounting principles. The Borrower will not adopt, permit or consent to any change in its fiscal year.

Section 7.12 Discounts, etc. The Borrower will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold, or modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

Section 7.13 Defined Benefit Pension Plans. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10 hereof.

Section 7.14 Other Defaults. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower.

Section 7.15 Place of Business; Name. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interests. The Borrower will not change its name.

Section 7.16 Organizational Documents; S Corporation Status. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws. The Borrower will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended, or, if the Borrower already is such an S Corporation, it shall not change or rescind its status as an S Corporation.

Section 7.17 Salaries. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation.

                                  ARTICLE VIII.

                     Events of Default, Rights and Remedies

Section 8.1 Events of Default. "Event of Default," wherever used herein, means any one of the following events:

                    (a) Default in the payment of any  interest on or  principal of the Note when it becomes due and payable or failure to pay any amount specified in Section 2.16 hereof relating to Borrower's Obligation of Reimbursement or shall fail to pay any amounts required to be paid for deposit in the Special Account under
               Section 2.17 hereof, in each case when the same becomes due and payable hereunder; or

                    (b) Default in the payment of any fees,  commissions,  costs or expenses required to be paid by the Borrower under this Agreement; or

                         (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement; provided, however, that if and as long as the Borrower maintains Availability in excess of $4,000,000, the Borrower's non-compliance with the covenants set forth in Sections 6.12, 6.13, 6.14, 6.15 and/or 7.10 of this
                    Agreement shall constitute a Default or an Event of Default only if such non-compliance continues for in excess of 31 consecutive days; or

                         (d) The Borrower shall be or become insolvent, or admit
                    in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower; or the Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower; or any judgment, writ, warrant of attachment, garnishment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower; or

                         (e) A petition shall be filed by or against the Borrower under the United States Bankruptcy Code naming the Borrower as debtor and, if filed against the Borrower, is not dismissed within 30 days; or

                         (f) Any representation or warranty made by the Borrower
                    in this Agreement or by the Borrower (or any of its officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement shall prove to have been incorrect in any material respect when deemed to be effective; or

                         (g) The rendering against the Borrower of a final judgment, decree or order for the payment of money in excess of $50,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution; or

                         (h) A default under any bond, debenture,  note or other
                    evidence of indebtedness of the Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease; or

                         (i) Any Reportable  Event,  which the Lender determines
                    in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the assets of the Borrower in favor of the Plan; or

                         (j) An event of default  shall occur under any Security
                    Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any Note; or

                         (k) The Borrower shall liquidate,  dissolve,  terminate
                    or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the prior written consent of the Lender; or

                         (l) The Borrower shall fail to pay,  withhold,  collect
                    or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued; or

                         (m) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder; or

                         (n) Any  breach,  default  or  event of  default  by or
                    attributable to any Affiliate under any agreement between such Affiliate and the Lender; or

                         (o) Don Hoff  shall no longer  be the  chief  executive
                    officer of the Borrower with all customary authority and responsibility for such position; or

                         (p) Dominic  LaRosa shall no longer be the president of
                    the Lamaur division of the Borrower with all customary authority and responsibility for such position; or

                         (q) The Hoff  family  (which  shall  include  Don Hoff,
                    Perry Hoff and members of their immediate family) shall fail to have the power to vote, either directly or as a general partner or in a fiduciary or other capacity, at least 24% of the voting stock of the Borrower.

Section 8.2 Rights and Remedies. Upon the occurrence and continuance of an Event of Default, the Lender may exercise any or all of the following rights and remedies:

         (a) The Lender may, by notice to the Borrower, declare the Credit Facility to be terminated, whereupon the same shall forthwith terminate and/or may refuse to issue or cause to be issued any Letter of Credit;

         (b) The Lender may, by notice to the Borrower, declare to be forthwith due and payable the entire unpaid principal amount of the Note then outstanding, all interest accrued and unpaid thereon, all amounts payable under this Agreement and any other Obligations, whereupon the Note, all such accrued interest and all such amounts and Obligations shall become and he forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower;

         (c) The Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Advances, the Term Loan and/or the Real Estate Loan including interest accrued thereon, and of all other sums then owing by the Borrower hereunder;

         (d) The Lender may, exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of
         Collateral, or any evidence thereat, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

               (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents;

               (f) the Lender may exercise any other rights and remedies available to it by law or agreement; and

         (g) the Lender may make demand upon the Borrower and, forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Section
         2.17 hereof an amount equal to the maximum aggregate amount available to be drawn under Letters of Credit then outstanding assuming compliance with all conditions for drawing thereunder.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 8.1(e) hereof, the entire unpaid principal amount of the Note (whether contingent or funded), all interest accrued and unpaid thereon, all other amounts payable under this Agreement and any other Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

Section 8.3 Certain Notices. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days prior to the date of intended disposition or other action.

                                   ARTICLE IX.

                                  Miscellaneous

Section 9.1 No Waiver; Cumulative Remedies. No failure or delay on the part of the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

Section 9.2 Amendments, Etc. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

Section 9.3 Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below and, if telecopied, transmitted to that party at its telecopier number set forth below:

         If to the Borrower:

         The Lamaur Corporation
         One Lovell Avenue
         Mill Valley, CA 94941
         Telecopier:  (415) 380-8170
         Attention:  Mr. John Hellmann

         If to the Lender:

         Norwest Business Credit, Inc.
         Roanoke Building, Fourth Floor
         109 South Seventh Street
         Minneapolis, Minnesota 55402
         Telecopier:  (612) 673-8589
         Attention:  Ms. Vipa Chiraprut

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II hereof shall not be effective until received by the Lender.

Section 9.4 Financing Statement. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:


         Name and address of Debtor:

         The Lamaur Corporation
         One Lovell Avenue
         Mill Valley, CA 94941

         Federal Tax Identification No. 68-0301547

         Name and address of Secured Party:

         Norwest Business Credit, Inc.
         Norwest Center
         Sixth and Marquette
         Minneapolis, Minnesota 55479-2058

Section 9.5 Further Documents. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interests or the rights of the Lender under this Agreement (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of this Agreement and the Security Interests, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

Section 9.6 Collateral. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

Section 9.7 Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses, including (without limitation) reasonable attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interests; provided, that the reasonableness limitation set forth herein shall not apply to any collection or enforcement of the Obligations or to any protection, enforcement or foreclosure of the Security Interests. Without limiting the foregoing in any way, the Borrower agrees to pay on demand all costs and expenses, including without limitation reasonable attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letter of Credit and any other document or Agreement related hereto or thereto, and the transactions contemplated hereby.

Section 9.8  Indemnity.  In  addition  to the  payment of  expenses  pursuant to
Section  9.7 hereof and the  environmental  indemnity  pursuant  to Section  6.4 hereof, the Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees and agents of the foregoing (the "Indemnitees"), from and against (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement and the other Loan Documents or the making of the Advances, the Term Loan or the Real Estate Loan, and (ii) any and all liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with any investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against such Indemnitee, in any manner relating to or arising out of or in connection with the making of the Advances, the Term Loan or the Real Estate Loan, this Agreement and all other Loan Documents or the use or intended use of the proceeds of the Advances, the Term Loan or the Real Estate Loan (the "Indemnified Liabilities"). If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon request of such Indemnitee, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole cost and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The obligation of the Borrower under this Section 9.8 shall survive the termination of this Agreement and the discharge of the Borrower's other Obligations.

Section 9.9 Participants. The Borrower acknowledges that the Lender may seek to syndicate or participate all or a portion of the credit facilities extended hereunder. The Borrower hereby agrees that it shall cooperate fully with the Lender with respect to any syndication or participation efforts by providing sufficient information, including financial projections, for the preparation of materials describing the facility. Such cooperation includes, but is not limited to, representatives of the Borrower's management attending bankers' meetings and making themselves available to answer questions during the syndication or participation process. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the participants, successors or assigns of the Lender.

Section 9.10 Execution in Counterparts. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

Section 9.11 Amendment of Original Loan Documents. The Original Loan Documents are hereby amended as follows:

         (a) the Original Patent Mortgage is amended by (i) changing the name of the "Mortgagor" therein to "The Lamaur Corporation, a Delaware corporation", and (ii) changing the definition of "Credit Agreement" therein to "an Amended and Restated Credit and Security Agreement by and between the Mortgagor and the Mortgagee, dated May 16, 1997, as amended";

         (b) the Original Trademark Mortgage is amended by (i) changing the name of the "Mortgagor" therein to "The Lamaur Corporation, a Delaware corporation", and (ii) changing the definition of "Credit Agreement" therein to "an Amended and Restated Credit and Security Agreement by and between the Mortgagor and the Mortgagee, dated May 16, 1997, as amended";

         (c) the Original Collateral Account Agreement is amended by (i) changing the name of the "Client therein to "The Lamaur Corporation, a Delaware corporation", and (ii) changing the number "2" in section 4 thereof to the number "1";

         (d) the Original Lockbox Agreement is amended by (i) changing the name of the "Customer" therein to "The Lamaur Corporation, a Delaware corporation", and (ii) changing the address of the Lockbox to the following:

                                    "The Lamaur Corporation
                                    NW-1414
                                    P.O. Box 1450
                                    Minneapolis, Minnesota 55485-1414";

         (e) the Hoff Support Agreement is amended by (i) changing the name of the Borrower therein to "The Lamaur Corporation, a Delaware corporation", and (ii) changing the definition of "Credit Agreement" therein to "that certain Amended and Restated Credit and Security Agreement dated May 16, 1997, as amended".

         (f) the LaRosa Support Agreement is amended by (i) changing the name of the Borrower therein to "The Lamaur Corporation, a Delaware corporation" and (ii) changing the definition of "Credit Agreement" therein to "that certain Amended and Restated Credit and Security Agreement dated May 16, 1997, as amended."

Except as expressly amended hereby, each of the Original Loan Documents shall remain in full force and effect, in accordance with its terms.

Section 9.12 Binding Effect; Assignment; Complete Agreement. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the prior written consent of the Lender. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof.

Section 9.13 Governing Law; Jurisdiction, Venue; Waiver of Jury Trial. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Minnesota. Each party consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Agreement shall be venued in either the District Court of Hennepin County, Minnesota, or the United States District Court, District of Minnesota, Fourth Division. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Agreement.

Section 9.14 Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

Section 9.15 Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    THE LAMAUR CORPORATION


                     By: ___________________________________
                     Its: _________________________________

                                    NORWEST BUSINESS CREDIT, INC.


                     By: ___________________________________
                     Its: _________________________________

The undersigned each hereby acknowledges and agrees to the provisions of the foregoing Agreement, to the extent such provisions purport to amend one or more of the Original Loan Documents to which the undersigned is a party, agrees that each of the Original Loan Documents to which the undersigned is a party remains in full force and effect in accordance with its terms, as amended hereby and reaffirms its obligations under each of such Original Loan Documents.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                            ASSOCIATION


                     By: ___________________________________
                     Its: _________________________________



                                    Don G. Hoff



                                    Dominic LaRosa


MPL1: 202771-6

                                            Exhibit A-1 to Amended and Restated
                                                 Credit and Security Agreement

                       AMENDED AND RESTATED REVOLVING NOTE

$20,000,000                                              Minneapolis, Minnesota
                                                                   May 16, 1997

For value received, the undersigned, The Lamaur Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay on November 15, 2000 to the order of Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Twenty Million Dollars ($20,000,000) or, if less, the aggregate unpaid principal amount of all advances made by the Lender to the Borrower hereunder, together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Amended and Restated Credit and Security Agreement of even date herewith (the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents (other than the Mortgage) as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

This Note is executed, delivered and accepted, not in payment or satisfaction of, but as an amendment and restatement of that certain Revolving Note dated November 16, 1995 executed by Electronic Hair Styling, Inc., a Washington corporation and payable to the order of the lender in the original principal amount of $14,000,000.

The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

THE LAMAUR CORPORATION

                                                              By:
                                                                   Its:

                                           Exhibit A-2 to Amended and Restated
                                                 Credit and Security Agreement

                       AMENDED AND RESTATED TERM NOTE

300,000                                                Minneapolis, Minnesota
                                                                May 16, 1997

For value received, the undersigned, The Lamaur Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Two Million Three Hundred Thousand Dollars ($2,300,000), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Amended and Restated Credit and Security Agreement of even date herewith (the
"Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Term Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

This Note is executed, delivered and accepted, not in payment or satisfaction of, but as an amendment and restatement of that certain Term Note dated November 16, 1995 executed by Electronic Hair Styling, Inc., a Washington corporation and payable to the order of the lender in the original principal amount of $2,300,000.

The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                                    THE LAMAUR CORPORATION

                                                    By:
                                                    Its:

                                        Exhibit A-3 to Amended and Restated
                                              Credit and Security Agreement

                      AMENDED AND RESTATED REAL ESTATE NOTE

$4,700,000                                               Minneapolis, Minnesota
                                                                May 16, 1997

For value received, the undersigned, The Lamaur Corporation, a Delaware corporation (the "Borrower"), hereby promises to pay to the order of Norwest Business Credit, Inc., a Minnesota corporation (the "Lender"), at its main office in Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Four Million Seven Hundred Thousand Dollars ($4,700,000), together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Amended and Restated Credit and Security Agreement of even date herewith (the
"Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Real Estate Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

This Note is executed, delivered and accepted, not in payment or satisfaction of, but as an amendment and restatement of that certain Real Estate Note dated November 16, 1995 executed by Electronic Hair Styling, Inc., a Washington corporation and payable to the order of the lender in the original principal amount of $3,700,000.

The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced. Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                                   THE LAMAUR CORPORATION

                                                   By:
                                                   Its:

                                       B-1
                                              Exhibit B to Amended and Restated
                                                  Credit and Security Agreement

                                    Names

                          Electronic Hair Styling, Inc.
                             The Lamaur Corporation




               Chief Executive Office/Principal Place of Business



                                One Lovell Avenue
                              Mill Valley, CA 94141




                     Other Inventory and Equipment Locations


                               5601 E. River Road
                                Fridley, MN 55432






                                  Subsidiaries


                                      None

                                         Exhibit C to Amended and Restated
                                           Credit and Security Agreement



                  Permitted Liens, Indebtedness and Guaranties


                                      Liens


                        See Schedule C-1 attached hereto.



                                  Indebtedness


                        See Schedule C-2 attached hereto.



                                   Guaranties

                                      None

                                            Exhibit C to Amended and Restated
                                             Credit and Security Agreement



                                  Schedule C-2

    $1,000,000 promissory note payable by the Borrower to the order of Intertec.

                                              Exhibit D to Amended and Restated
                                              Credit and Security Agreement


                             Compliance Certificate

In accordance with our Amended and Restated Credit and Security Agreement dated as of May 16, 1997 (the "Credit Agreement"), attached are the financial statements of The Lamaur Corporation, a Delaware corporation (the "Borrower") as of and for the month and year-to-date period ended _______________ ____, 199__ (the "Current Financials").

I certify that the Current Financials have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the financial statements referred to in
Section 5.5 of the Credit Agreement, subject to year-end audit adjustments.

Defaults and Events of Default (check one)

         [  ]     I have no knowledge of the  occurrence of any Default or Event of Default under the Credit Agreement which has not previously been reported to you and remedied.

         [  ]     Attached is a detailed  description of all Defaults and Events of Default of which I have knowledge and which have not previously been reported to you and remedied.

     For the date and periods covered by the Current Financials, the Borrower is in compliance with the covenants set forth in Sections 6.12 through 6.15 and
7.10 of the Credit Agreement, except as indicated below. The calculations made to determine compliance are as follows:

Covenant                        Actual                             Requirement





                                       D-2

Covenant   Actual                                       Requirement

6.12)      Debt Service Coverage Ratio                  Minimum ___ to 1.0

6.13)      Book Net Worth                               Minimum $________

6.14)      Leverage Ratio                               Maximum ___ to 1.0

6.15)      Net Income                                   Minimum $________

7.10)      Capital Expenditures

           Aggregate fiscal
           year-to-date
           expenditures           $_______________           Maximum $_______

           Any individual
           expenditures in
           excess of maximum
           permitted?             ____ Yes   ____ No         Maximum $_______

                                              Exhibit E to Amended and Restated
                                                Credit and Security Agreement


                                    Premises


The Premises referred to in the Credit and Security Agreement are legally described as follows:

         1.       5601 E. River Road, Fridley, MN 55432

         2.       One Lovell Avenue, Mill Valley, CA 94941

                                             Exhibit F to Amended and Restated
                                              Credit and Security Agreement


                             Patents and Trademarks

                                  See attached.

                                              Exhibit G to Amended and Restated
                                           Credit and Security Agreement

                           Form of No Offset Agreement

To:      Norwest Business Credit, Inc.
         Roanoke Building, Fourth Floor
         109 South Seventh Street
         Minneapolis, MN 55402

Re:      Electronic Hair Styling, Inc.

     DowBrands Inc. ("Dow") hereby acknowledges to and agrees with Norwest Business Credit, Inc. ("NBCI") as follows:

     1. The aggregate amount owed by The Lamaur Corporation ("Lamaur") to Dow on the date hereof is $----------------;

     2. Dow shall unconditionally pay any and all "Accounts" (as hereinafter defined) in excess of $___________________ without exercising any right of set-off or deduction whatsoever;

     3. NBCI has a security interest in and a collateral assignment of all Accounts to secure any and all indebtedness of Lamaur to NBCI;

     4. For purposes of this Agreement, the term "Accounts" shall mean the obligation(s) of Dow to Lamaur arising out of the sale or lease of goods or rendition of services by Lamaur to or for Dow on an open account or deferred payment basis; and

     5. The dollar amount set forth in Sections 1 and 2 above shall not increase for any reason without the prior written consent of NBCI.

This Agreement is absolute and unconditional and may not be revoked or rescinded by Dow.

Dated:  _______________ ___, 199__.

                                 DOWBRANDS INC.

                                  By:_______________________________________
                                 Its:______________________________________